

                                              LEASE NO: 005180742-001

[LOGO]

         FINANCIAL SERVICES
           +

                                 Company No: 05

THIS LEASE HAVE BEEN WRITTEN IN "PLAIN ENGLISH". WHEN WE USE YOU AND YOUR IN
THIS LEASE WE MEAN YOU, THE CUSTOMER WHO IS THE LESSEE INDICATED BELOW. WHEN WE
USE WE, US AND OUR WE MEAN THE LESSOR, DELL FINANCIAL SERVICES LP
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---------------------------------------------------------------- ------------ ------------------- ---------------- -----------
FULL LEGAL NAME OF LESSEE                                        LEASE TERM      MONTHLY RENT         MONTHLY
                                                                  (MONTHS)         PAYMENT^          PERSONAL
                                                                                                   PROPERTY MGMT
HOMESTEAD.COM, INC.                                                  36                                FEE^
                                                                                   $774.36            $14.88
                                                                                 ^Subject to        ^Subject to
                                                                                  Applicable      Applicable Tax
                                                                                     Tax
----------------------------------- ---------------------------- -------------------------------------------------------------
DBA NAME (IF ANY)                   TYPE OF BUSINESS             FINANCING TERMS
                                    CORPORATION                  Product Cost      =      $22,350.00
                                                                 Doc. Fee*         =          $55.00

----------------------------------- ----------------------------
BILLING ADDRESS: STREET, CITY,                                   *A $55.00 Documentation Fee IS included in the Monthly Rent
STATE, ZIP CODE                                                  Payment shown above.

3475 EDISON WAY STE H                                            **Charges to ship to you ARE NOT included in the Monthly
MENLO PARK, CA  94025                                            Rental Payment, and WILL appear as a one time charge on
                                                                 your first invoice.
---------------------------------------------------------------- -------------------------------------------------------------
PRODUCT LOCATION                                                 GENERAL PRODUCT DESCRIPTION/SUPPLIER
                       SEE ATTACHMENT A                                                SEE ATTACHMENT A

---------------------------------------------------------------- -------------------------------------------------------------
GUARANTOR (IF ANY)                    SOCIAL SECURITY NUMBER     END OF LEASE PURCHASE OPTION

                                                                                    10% of Equipment Cost
---------------------------------------------------------------- -------------------------------------------------------------

                          TERMS AND CONDITIONS OF LEASE

1. LEASE; ACCEPTANCE AND COMMENCEMENT; TERM; RENT: We agree to lease to you and you agree to lease from us the products, services, and software (the "Products") described in Exhibit A to this lease on the terms and conditions shown in this lease agreement (the "Lease"). With respect to services, we will only finance one-time charges for services rendered in connection with the Products. Services may include delivery and installation fees, internet service plans, or similar services ("Services"). This Lease will begin and Products will be deemed irrevocably accepted for purposes of this Lease five (5) days after shipment from the Supplier (the "Commencement Date"). When you receive the Products, you agree to inspect them promptly and advise us if they are not in good working order. We honor Dell Computer Corporation's ("Dell") "Total Satisfaction Return Policy". If you return Dell branded Products within 30 days after shipment from Dell, in the condition and manner required by Dell, you may terminate the Lease. You are responsible for freight charges to deliver and return the Products. Complete details regarding the "Total Satisfaction Return Policy" are included in the manufacturer's documentation provided to you with the Products. The first Rent payment is due thirty (30) days after the Commencement Date, and subsequent payments of Rent are due on the same date of each subsequent month (or the last day of the month if there is no such date). You agree to pay us the Rent for the number of months of the Lease Term stated above. You will make all payments required under this Lease to us at the address we specify in writing. You authorize us to adjust the Rent amount by not more than 15% if the actual Product Cost (which is all amounts we have paid or will pay in connection with the purchase, delivery and installation of the Products, including any trade-up and buyout amounts, or amounts incurred by us as a result of changes you make to your order with the Supplier) differs from the Product Cost shown above. If any payment of Rent or other amount payable to us is not paid within ten (10) days after the due date, you will pay us a late charge equal to the greater of (i) 5% of the late payment amount or (ii) $5.00 for each late payment (or if less, the highest amount permitted by applicable law).

2. NO WARRANTIES. WE ARE LEASING THE PRODUCTS TO YOU "AS IS". YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE OR SUPPLY THE PRODUCTS. WE DO NOT REPRESENT THE MANUFACTURER OR SUPPLIER AND YOU HAVE SELECTED THE PRODUCTS AND THE SUPPLIER BASED ON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PRODUCT OR ANY SERVICES. WE HEREBY ASSIGN ALL WARRANTIES MADE TO USE BY SUPPLIER, MANUFACTURER, AND ANY SERVICE PROVIDER TO YOU, AND YOU AGREE THAT YOU WILL MAKE ALL CLAIMS OF ANY KIND RELATING TO THE PRODUCTS OR SERVICES AGAINST SUCH SUPPLIER, MANUFACTURER, AND/OR SERVICE PROVIDER.

3. SELECTION AND ORDERING OF PRODUCTS: You select the type and quality of the Products subject to this Lease. If you have entered into a purchase or supply contract ("Supply Contract") with any Supplier, you assign your rights but not your obligations (other than the obligation to pay for the Products if accepted by you under this Lease) effective prior to the passage of title by the Supplier to you.

4. LOCATION; USE; ALTERATIONS; INSPECTION: You will use the Products solely at the location specified in the Lease, or if none is specified, at your billing address. Except for temporary relocation of laptop personal computers, you may not move the Products without our prior written consent, which shall not be unreasonably withheld. At your own expense, you will maintain the Products in good repair, condition and functional order (except for ordinary wear and tear) and will use them in compliance with all applicable laws. You will use all software in accordance with the end user license terms of the applicable software license agreement ("License"). You may make additions or improvements to the Products unless the addition or improvement would violate any License, decrease the value of Products, or impair their utility. You may remove any such addition or improvement at the end of the Lease if (i) you repair any damage to Products resulting from the removal; (ii) you restore the Products to their original and functional condition (excluding ordinary wear and tear); and, (iii) the removal does not violate any License or render the Products incapable of use or operation. All additions or improvements not removed will become our property at no cost to us. You agree that, we, our assignees, and agents, may inspect the Products at the premises where the Products are located at any reasonable time with prior notice.

B S D

Page 1 of 3                           +

5. TITLE; QUIET ENJOYMENT; PERSONAL PROPERTY; FILING: We are the owner of and will hold title to the Products. You will keep the Products free from any and all liens, encumbrances and claims. So long as you are not in Default under the Lease, we will not interfere with your quiet use and enjoyment of the Products during the Lease Term or any renewal term. Unless the Purchase Option is $1, you agree that this transaction is intended to be a true lease under UCC Article 2A. However, if this transaction is deemed to be a lease intended for security under UCC Article 9, you grant us a purchase money security interest in the Products (including any replacements, substitutions, additions, attachments and proceeds). You authorize us to file a copy of this Lease as a UCC-1 financing statement (UCC-1) and hereby appoint us or our designee as your attorney-in-fact to sign on your behalf and to file UCC-1's covering the Products. You agree to pay a one-time Documentation Fee to cover our costs for such filing and other documentation costs.

6. LOSS OR DAMAGE: From the time the Products are delivered to a carrier for shipment to you until their return to us, you are responsible for any loss, theft, damage to or destruction of the Products ("Loss") from any cause at all, whether or not the Loss is covered by insurance. You are required to make all payments under the Lease even if there is a Loss. You must notify us immediately if there is any Loss. Then at our option, you will either (a) repair the Products so they are in good condition and working order to our satisfaction; or (b) replace the Products with like products in good condition and repair and of the same manufacture and equal or greater capacity and capability, with clear title thereto in us; or (c) pay us the "Stipulated Loss Value" which is the sum of: (i) all Rent payments for all the Products and other amounts past due (plus interest thereon) or currently owed to us under the Lease, including unpaid taxes and (ii) all future Rent payments that would accrue over the remaining Lease Term plus our estimated value of our residual interest of all of the Products at the end of the Lease Term, such sum to be discounted to present value at a discount rate equal to the Federal Reserve Bank Discount Rate in effect at the Commencement Date of the Lease ("Discount Rate"). When you pay the amount of (c) about to us, we will transfer to you our interest in the Products, "AS-IS-WHERE-IS", without any warranty, express or implied, including warranty of merchantability or fitness for any particular purpose.

7. INSURANCE: You will provide and maintain, at your expense, (a) property insurance against the loss or theft of or damage to the Products, for their full replacement value naming us as loss payee and (b) public liability and third party property damage insurance naming us as an additional insured. All insurance shall be in a form and amount and with companies satisfactory to us and will provide that we will be given thirty (30) days written notice before cancellation or material change of the policy. At our request, you will deliver the policies or certificates of insurance to us. If you do not give us evidence of insurance acceptable to use we have the right, but not the obligation, to obtain such insurance covering our interest in the Products for the Lease Term. The cost for such insurance will be an additional amount due from you under the Lease.

8. TAXES: You will pay when due, either directly or to us on demand, all taxes (local, state and federal), fines or penalties which may now or hereafter be imposed or levied upon the Lease and the Products, excluding taxes on our net income. We do not have to contest any taxes, fines or penalties. We may, at our option, charge you a liquidated monthly personal property management fee, to be added to Rent payments owed under this Lease.

9. RETURN: Unless the Lease is renewed or you purchase the Products in accordance with the terms of the Lease, you will immediately deliver the Products and original operating system software, (including but not limited to the operating software kit, manuals, cables, power cords, keys, etc.) in good repair, operable condition and able to qualify for the manufacturer's warranty service (ordinary wear and tear excepted) to any place in the continental United States that we direct. You will pay all expenses for deinstalling, packing and shipping and you will insure the Products for the full replacement value during shipping. You will immediately pay us on demand the costs and expenses of all missing or damaged Products (including the operating software kit).

10. PURCHASE OPTION; AUTOMATIC RENEWAL: If no Default exists under the Lease, you will have the option at the end of the Lease Term to purchase all (but not less than all) of the Products for the amount of the Purchase Option price shown above which, if it is the then fair market value of the Products, will be as determined by us, plus any applicable taxes. Unless the Purchase Option price is $1, you must give us written notice at least ninety (90) days before the end of the Lease Term that you will purchase the Products or that you will return the Products to us. Unless you purchase the Products or return the Products to us on the last day of the Lease Term, this Lease will automatically renew for an additional ninety (90) day term and thereafter on a continuing month to month basis until you give us thirty (30) days notice and deliver the Products to us. During such renewal terms, the Rent payment will remain the same. If the Fair Market Value Purchase Option has been selected we will use our reasonable judgement to determine the Products' in place value. If you do not agree with our determination, the fair market retail value will be determined for you at your expense by an independent appraiser elected by us. Upon payment of the Purchase Option price in full, we will transfer our interest in the Products to you "AS-IS-WHERE-IS", without any warranty whatsoever, and the Lease will terminate.

11. ASSIGNMENT: YOU MAY NOT ASSIGN, SELL, TRANSFER, OR SUBLEASE THE PRODUCTS OR YOUR INTEREST IN THIS LEASE. We may, without notifying you, sell, assign, or transfer the Lease and our rights in the Products. You agree that the new owner will have the same rights and benefits that we have now under this Lease, but not our obligations. The rights of the new owner will not be subject to any claim, defense, or setoff that you may have against us.

12. DEFAULT: Each of the following is a default ("Default") under the Lease: (a) you fail to pay any Rent or any other payment within 10 days of its due date;
(b) you do not perform any of your obligations under the Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, you assign your assets for the benefit of your creditors or enter voluntarily or involuntarily any bankruptcy or other reorganization proceeding; (c) you or any Guarantor provide us incorrect or untrue information regarding any material matter in connection with your application for credit or entering into this Lease; or (d) if this Lease has been guaranteed by someone other than you, any guarantor of the Lease dies, does not perform its obligations under the Guaranty or becomes subject to one of the events listed in clause (c).

13. REMEDIES: If a Default occurs, we may do one or more of the following: (a) we may cancel or terminate the Lease or any agreements that we have entered into with you or withdraw any offer of credit; (b) we may require you to pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the Stipulated Loss Value calculated under clause 6 plus (ii) all other amounts due and to become due under the Lease; (c) we may require you to deliver the Products to us as set forth in clause 9; (d) we or our agent may peacefully repossess the Products without court order and you will not make any claims against us for trespass, damages or any other reason and (e) we may exercise any other right at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorney's fees. If we take possession of the Products we may sell or otherwise dispose of the Products, with or without notice at public or private sale and apply the net proceeds (after we have deducted our costs related to the sale and disposition) to the amounts that you owe us. You agree that if notice of a sale is required by law to be given, 10 days notice will constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.

14. INDEMNITY: You are responsible for losses, damages, penalties, claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, (collectively "Claims") whether based on a theory of strict liability or otherwise caused by or related to this Lease or the Products, (including any defects in the Products). You will reimburse us for, and if we request defend us against, any Claims.

15. ARBITRATION: Either party to this Lease may choose to have any dispute, claim, or controversy arising from or relating to this Lease, any prior agreement or lease between the parties, any application or advertisement related to this Lease or the validity of this arbitration clause or the entire Lease, resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association. If such rules conflict with this arbitration agreement, however, then the terms of this arbitration agreement shall control. This arbitration agreement is made pursuant to a transaction involving interstate commerce, and shall be governed by the Federal Arbitration Act at 9 U.S.C. Section 1 ET SEQ. Judgement upon the award rendered may be entered in any court having jurisdiction. Any arbitration award in excess of $100,000 made pursuant to this arbitration agreement may be appealed by the party against which the award is made. Such appeal will be a de novo arbitration proceeding before three arbitrators. The parties agree and understand that they may choose arbitration instead of litigation to resolve disputes. The parties under that that they have a right opportunity to litigate disputes in court, but may elect to resolve their disputes through arbitration as provided herein. The parties agree and understand that all disputes arising under case law, statutory law, and all other laws including, but not limited to, all contract, tort, and property disputes, may be subject to binding arbitration in accord with this Lease. No class action or request for relief may be brought under this arbitration agreement. You agree that you shall not have the right to participate in arbitration or in court proceedings as a representative or a member of any class of claimants pertaining to any claim arising from or relating to this Lease. The parties agree and understand that the arbitrator shall have all powers provided by law and this Lease, except for powers limited or prohibited by this Lease. Notwithstanding anything herein to the contrary, we retain an option to use judicial or non-judicial relief to recover the Products or to enforce our security interest in the Products, to enforce the monetary obligation secured by the Products or to foreclose on the Products. Such judicial relief would take the form of a lawsuit. The institution and maintenance of any action for judicial relief in a court to foreclose upon any Products, to obtain a monetary judgment or to enforce this Lease, shall not constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this Lease, including the filing of a counterclaim in a suit brought by us pursuant to this provision. YOU UNDERSTAND AND AGREE THAT IN
ARBITRATION: YOU GIVE UP RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY

TRIAL; YOUR ABILITY TO COMPEL OTHER PARTIES TO PRODUCE DOCUMENTS OR BE EXAMINED IS MORE LIMITED THAN IN A LAWSUIT; AND, YOUR RIGHTS TO APPEAL OR CHANGE ANY ARBITRATION AWARD IN ANY COURT ARE STRICTLY LIMITED.

16. FINANCE LEASE: You agree that if Article 2A of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as defined by Article 2A and by signing this Lease you acknowledge that either (1) you have received, reviewed and approved the supply contract with the Supplier or (2) we have informed you of the identity of the Supplier, that you may have rights and warranties under the supply contracts for the Products and you may contact the Supplier of the Products for a description of those rights and warranties. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A.

17. MISCELLANEOUS: You agree that the terms and conditions of this Lease make up the entire agreement between you and us regarding the lease of the Products. Any change in the terms and conditions of the Lease must be in writing and signed by us. You agree however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Lease. All of our rights and remedies will survive termination of this Lease. All notices under this Lease will be given in writing and will be considered given when deposited in the U.S. mail, postage prepaid, addressed to the respective address given below or to a substitute address specified in writing by one of us to the other. Any failure of ours to require strict performance by you or any waiver by us of any provision in this Lease will not be construed as a consent or waiver of any other breach of the same or any provision. If any portion of this Lease is deemed invalid, it will not affect the balance of this Lease. It is the express intent of both of us not to violate any usury laws or to exceed the maximum amount of time price differential, or interest as applicable permitted to be charged, or collected under applicable law and any such excess payment will be applied to payments under the Lease in inverse order of maturity and the remaining payments will be refunded to you. If a signed copy of this Lease is delivered to us by facsimile transmission, it will be binding on you, however, we will not be bound by this Lease until we accept it by manually or electronically signing it or by purchasing the Products, whichever occurs fist. You waive notice of our acceptance and waive your right to receive a copy of the accepted Lease. You agree that, notwithstanding any rule of evidence to the contrary, in any hearing, trial or proceeding of any kind with respect to this Lease, we may produce a copy of the Lease transmitted to us by facsimile transmission that has been manually signed by us and such signed copy shall be deemed to be the original of this Lease. To the extent (if any) that this Lease constitutes chattel paper under the Uniform Commercial Code, no security interest in this Lease may be created through the transfer and possession of any copy or counterpart hereof except the copy with our original signature. If you deliver this Lease to us by facsimile transmission, you acknowledge that we are relying on your representation that this Lease has not been changed.

BY SIGNING THIS LEASE: (a) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF THIS LEASE; (b) YOU AGREE THAT THIS LEASE IS A NET LEASE AND YOU CANNOT TERMINATE OR CANCEL AND UPON ACCEPTANCE OF THE PRODUCTS YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS UNDER THIS LEASE AND YOU CANNOT WITHHOLD, SETOFF OR REDUCE SUCH PAYMENTS FOR ANY REASON; (c) YOU AGREE THAT THE PRODUCTS WILL RE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (d) YOU CONFIRM THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY IN SECTION 5; (e) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN THAT STATE AND YOU EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY AND (f) YOU CONFIRM THAT THE INFORMATION IN ANY APPLICATION, STATEMENT, TRADE REFERENCE OR FINANCIAL REPORT SUBMITTED TO US IS TRUE AND CORRECT AND YOU UNDERSTAND THAT ANY MATERIAL MISREPRESENTATION SHALL CONSTITUTE A DEFAULT UNDER THE LEASE.

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LESSEE:                                                      LESSOR:
HOMESTEAD.COM, INC.                                          Dell Financial Services L.P.      (800) 955-3355
                                                             P.O. Box 99200                    FAX (512) 671-814
                                                             840 S Canal Street 3rd Floor
                                                             Chicago, IL  60693
------------------------------------------------------------ ---------------------------------------------------------
AUTHORIZED SIGNATURE                                         AUTHORIZED SIGNATURE

/s/ ANDREW CHMYZ

--------------------------------------------- -------------- ------------------------------------------ --------------
PRINT NAME AND TITLE                          11/24/99       PRINT NAME AND TITLE
ANDREW CHMYZ, CONTROLLER                      DATE                                                      DATE
--------------------------------------------- -------------- ------------------------------------------ --------------
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/NOT APPLICABLE/             FED ID # 77-0384549

FEDERAL EMPLOYEE ID # (or SOCIAL SECURITY NUMBER for SOLE PROPRIETORS) THIS NUMBER MUST BE PROVIDED ON THE EXECUTED LEASE AGREEMENT

--------------------------------------------------------------------------------

           PERSONAL AND CONTINUING GUARANTY OF LEASE NO. 005180742-001

--------------------------------------------------------------------------------
THIS PERSONAL AND CONTINUING GUARANTY ("GUARANTY") CREATES SPECIFIC LEGAL OBLIGATIONS. WHEN WE USE THE WORDS YOU AND YOUR IN THIS GUARANTY WE MEAN THE PERSONAL GUARANTORS INDICATED BELOW. WHEN WE USE THE WORDS WE, US AND OUR IN THE GUARANTY WE MEAN THE LESSOR INDICATED IN THE LEASE AGREEMENT ABOVE (THE "LEASE"). IN CONSIDERATION OF OUR ENTERING INTO THE LEASE, YOU UNCONDITIONALLY AND IRREVOCABLY GUARANTEE TO US, OUR SUCCESSORS AND ASSIGNS, THE PROMPT PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS OF LESSEE UNDER THE LEASE REGARDLESS OF ANY CIRCUMSTANCE WHICH MIGHT OTHERWISE BE A DEFENSE AVAILABLE TO, OR A DISCHARGE OF, LESSEE OR YOU. YOU AGREE THAT THIS A GUARANTY OF PAYMENT AND NOT OF COLLECTION, AND THAT WE CAN PROCEED DIRECTLY AGAINST YOU WITHOUT FIRST PROCEEDING AGAINST LESSEE OR THE PRODUCTS. YOU WAIVE ALL DEFENSES AND NOTICES, INCLUDING THOSE OF PROTEST, PRESENTMENT AND DEMAND, NOTICE OF ACCEPTANCE HEREOF AND ALL OTHER NOTICES OF ANY KIND. YOU AGREE THAT WE CAN RENEW, EXTEND OR OTHERWISE MODIFY THE TERMS OF THE LEASE WITHOUT RELEASING YOU. YOU WILL PAY ALL OUR EXPENSES INCLUDING ATTORNEYS' FEES INCURRED BY US IN ENFORCING OUR RIGHTS AGAINST YOU. THIS IS A CONTINUING GUARANTY THAT WILL NOT BE DISCHARGED OR AFFECTED BY YOUR DEATH AND WILL BIND YOUR HEIRS, ADMINISTRATORS AND PERSONAL REPRESENTATIVES. WE MAY, WITHOUT AFFECTING YOUR LIABILITY HEREUNDER, COMPROMISE OR RELEASE ANY RIGHTS AGAINST LESSEE OR THE PRODUCTS OR YOU. YOU CONSENT TO THE TRANSFER, SALE OR ANY OTHER DISPOSITION OF THE PRODUCTS AND THE LEASE. IF MORE THAN ONE PERSON HAS SIGNED THIS GUARANTY, EACH OF YOU AGREES THAT ITS LIABILITY IS JOINT AND SEVERAL. THE GUARANTY MAY BE ENFORCED BY ANY ASSIGNEE OR SUCCESSOR OF OURS TO THE SAME EXTENT AS WE MAY ENFORCE IT. YOU AUTHORIZE US OR ANY OUR AFFILIATES TO OBTAIN CREDIT BUREAU REPORTS REGARDING YOUR PERSONAL CREDIT AND MAKE OTHER CREDIT INQUIRES THAT WE DETERMINE ARE NECESSARY. THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF ILLINOIS. YOU EXPRESSLY AGREE TO ARBITRATION AS PROVIDED IN PARAGRAPH 15.

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Date
     -------------  --------------------------------------------- ------------------------------------------------------
     (Date Signed)  INDIVIDUAL GUARANTOR NAME (PRINTED)           GUARANTOR SOCIAL SECURITY NUMBER
                    --------------------------------------------- ------------------------------------------------------
                    By

                    --------------------------------------------- ------------------------------------------------------
                    SIGNATURE INDIVIDUAL GUARANTOR (NO TITLE)     GUARANTOR HOME ADDRESS (STREET CITY STATE AND ZIP CODE)

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Page 3 of 3

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                        LEASE NO: 005180742-002

[LOGO]

    FINANCIAL SERVICES
    +

                             Company No: 05
THIS LEASE HAVE BEEN WRITTEN IN "PLAIN  ENGLISH".  WHEN WE USE YOU AND YOUR
IN THIS LEASE WE MEAN YOU, THE CUSTOMER WHO IS THE LESSEE INDICATED BELOW.
WHEN WE USE WE, US AND OUR WE MEAN THE LESSOR, DELL FINANCIAL SERVICES LP
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---------------------------------------------------------------- ------------ ------------------- ---------------- -----------
FULL LEGAL NAME OF LESSEE                                        LEASE TERM      MONTHLY RENT         MONTHLY
                                                                  (MONTHS)         PAYMENT^          PERSONAL
                                                                                                   PROPERTY MGMT
HOMESTEAD.COM, INC.                                                  36                                FEE^
                                                                                   $774.36            $14.88
                                                                                 ^Subject to        ^Subject to
                                                                                  Applicable      Applicable Tax
                                                                                     Tax
----------------------------------- ---------------------------- -------------------------------------------------------------
DBA NAME (IF ANY)                   TYPE OF BUSINESS             FINANCING TERMS
                                    CORPORATION                  Product Cost      =      $22,350.00
                                                                 Doc. Fee*         =          $55.00
---------------------------------------------------------------
BILLING ADDRESS: STREET, CITY,
STATE, ZIP CODE                                                  *A $55.00 Documentation Fee IS included in the Monthly
                                                                 Rent Payment shown above.
3475 EDISON WAY STE H
MENLO PARK, CA  94025                                            **Charges to ship to you ARE NOT included in the Monthly Rental
                                                                 Payment, and WILL appear as a one time charge on your first invoice.
----------------------------------- ---------------------------- -------------------------------------------------------------
PRODUCT LOCATION                                                 GENERAL PRODUCT DESCRIPTION/SUPPLIER
                       SEE ATTACHMENT A                                                SEE ATTACHMENT A
---------------------------------------------------------------- -------------------------------------------------------------
GUARANTOR (IF ANY)                    SOCIAL SECURITY NUMBER     END OF LEASE PURCHASE OPTION
                                                                                    10% of Equipment Cost
---------------------------------------------------------------- -------------------------------------------------------------
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                           TERMS AND CONDITIONS OF LEASE

1. LEASE; ACCEPTANCE AND COMMENCEMENT; TERM; RENT: We agree to lease to you and you agree to lease from us the products, services, and software (the "Products") described in Exhibit A to this lease on the terms and conditions shown in this lease agreement (the "Lease"). With respect to services, we will only finance one-time charges for services rendered in connection with the Products. Services may include delivery and installation fees, internet service plans, or similar services ("Services"). This Lease will begin and Products will be deemed irrevocably accepted for purposes of this Lease five
(5) days after shipment from the Supplier (the "Commencement Date"). When you receive the Products, you agree to inspect them promptly and advise us if they are not in good working order. We honor Dell Computer Corporation's ("Dell") "Total Satisfaction Return Policy". If you return Dell branded Products within 30 days after shipment from Dell, in the condition and manner required by Dell, you may terminate the Lease. You are responsible for freight charges to deliver and return the Products. Complete details regarding the "Total Satisfaction Return Policy" are included in the manufacturer's documentation provided to you with the Products. The first Rent payment is due thirty (30) days after the Commencement Date, and subsequent payments of Rent are due on the same date of each subsequent month (or the last day of the month if there is no such date). You agree to pay us the Rent for the number of months of the Lease Term stated above. You will make all payments required under this Lease to us at the address we specify in writing. You authorize us to adjust the Rent amount by not more than 15% if the actual Product Cost (which is all amounts we have paid or will pay in connection with the purchase, delivery and installation of the Products, including any trade-up and buyout amounts, or amounts incurred by us as a result of changes you make to your order with the Supplier) differs from the Product Cost shown above. If any payment of Rent or other amount payable to us is not paid within ten (10) days after the due date, you will pay us a late charge equal to the greater of (i) 5% of the late payment amount or (ii) $5.00 for each late payment (or if less, the highest amount permitted by applicable law).

2. NO WARRANTIES. WE ARE LEASING THE PRODUCTS TO YOU "AS IS". YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE OR SUPPLY THE PRODUCTS. WE DO NOT REPRESENT THE MANUFACTURER OR SUPPLIER AND YOU HAVE SELECTED THE PRODUCTS AND THE SUPPLIER BASED ON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PRODUCT OR ANY SERVICES. WE HEREBY ASSIGN ALL WARRANTIES MADE TO USE BY SUPPLIER, MANUFACTURER, AND ANY SERVICE PROVIDER TO YOU, AND YOU AGREE THAT YOU WILL MAKE ALL CLAIMS OF ANY KIND RELATING TO THE PRODUCTS OR SERVICES AGAINST SUCH SUPPLIER, MANUFACTURER, AND/OR SERVICE PROVIDER.

3. SELECTION AND ORDERING OF PRODUCTS: You select the type and quality of the Products subject to this Lease. If you have entered into a purchase or supply contract ("Supply Contract") with any Supplier, you assign your rights but not your obligations (other than the obligation to pay for the Products if accepted by you under this Lease) effective prior to the passage of title by the Supplier to you.

4. LOCATION; USE; ALTERATIONS; INSPECTION: You will use the Products solely at the location specified in the Lease, or if none is specified, at your billing address. Except for temporary relocation of laptop personal computers, you may not move the Products without our prior written consent, which shall not be unreasonably withheld. At your own expense, you will maintain the Products in good repair, condition and functional order (except for ordinary wear and tear) and will use them in compliance with all applicable laws. You will use all software in accordance with the end user license terms of the applicable software license agreement ("License"). You may make additions or improvements to the Products unless the addition or improvement would violate any License, decrease the value of Products, or impair their utility. You may remove any such addition or improvement at the end of the Lease if (i) you repair any damage to Products resulting from the removal; (ii) you restore the Products to their original and functional condition (excluding ordinary wear and tear); and, (iii) the removal does not violate any License or render the Products incapable of use or operation. All additions or improvements not removed will become our property at no cost to us. You agree that, we, our assignees, and agents, may inspect the Products at the premises where the Products are located at any reasonable time with prior notice.

B S D

Page 1 of 3                           +

5. TITLE; QUIET ENJOYMENT; PERSONAL PROPERTY; FILING: We are the owner of and will hold title to the Products. You will keep the Products free from any and all liens, encumbrances and claims. So long as you are not in Default under the Lease, we will not interfere with your quiet use and enjoyment of the Products during the Lease Term or any renewal term. Unless the Purchase Option is $1, you agree that this transaction is intended to be a true lease under UCC Article 2A. However, if this transaction is deemed to be a lease intended for security under UCC Article 9, you grant us a purchase money security interest in the Products (including any replacements, substitutions, additions, attachments and proceeds). You authorize us to file a copy of this Lease as a UCC-1 financing statement (UCC-1) and hereby appoint us or our designee as your attorney-in-fact to sign on your behalf and to file UCC-1's covering the Products. You agree to pay a one-time Documentation Fee to cover our costs for such filing and other documentation costs.

6. LOSS OR DAMAGE: From the time the Products are delivered to a carrier for shipment to you until their return to us, you are responsible for any loss, theft, damage to or destruction of the Products ("Loss") from any cause at all, whether or not the Loss is covered by insurance. You are required to make all payments under the Lease even if there is a Loss. You must notify us immediately if there is any Loss. Then at our option, you will either (a) repair the Products so they are in good condition and working order to our satisfaction; or (b) replace the Products with like products in good condition and repair and of the same manufacture and equal or greater capacity and capability, with clear title thereto in us; or (c) pay us the "Stipulated Loss Value" which is the sum of: (i) all Rent payments for all the Products and other amounts past due (plus interest thereon) or currently owed to us under the Lease, including unpaid taxes and (ii) all future Rent payments that would accrue over the remaining Lease Term plus our estimated value of our residual interest of all of the Products at the end of the Lease Term, such sum to be discounted to present value at a discount rate equal to the Federal Reserve Bank Discount Rate in effect at the Commencement Date of the Lease ("Discount Rate"). When you pay the amount of (c) about to us, we will transfer to you our interest in the Products, "AS-IS-WHERE-IS", without any warranty, express or implied, including warranty of merchantability or fitness for any particular purpose.

7. INSURANCE: You will provide and maintain, at your expense, (a) property insurance against the loss or theft of or damage to the Products, for their full replacement value naming us as loss payee and (b) public liability and third party property damage insurance naming us as an additional insured. All insurance shall be in a form and amount and with companies satisfactory to us and will provide that we will be given thirty (30) days written notice before cancellation or material change of the policy. At our request, you will deliver the policies or certificates of insurance to us. If you do not give us evidence of insurance acceptable to use we have the right, but not the obligation, to obtain such insurance covering our interest in the Products for the Lease Term. The cost for such insurance will be an additional amount due from you under the Lease.

8. TAXES: You will pay when due, either directly or to us on demand, all taxes (local, state and federal), fines or penalties which may now or hereafter be imposed or levied upon the Lease and the Products, excluding taxes on our net income. We do not have to contest any taxes, fines or penalties. We may, at our option, charge you a liquidated monthly personal property management fee, to be added to Rent payments owed under this Lease.

9. RETURN: Unless the Lease is renewed or you purchase the Products in accordance with the terms of the Lease, you will immediately deliver the Products and original operating system software, (including but not limited to the operating software kit, manuals, cables, power cords, keys, etc.) in good repair, operable condition and able to qualify for the manufacturer's warranty service (ordinary wear and tear excepted) to any place in the continental United States that we direct. You will pay all expenses for deinstalling, packing and shipping and you will insure the Products for the full replacement value during shipping. You will immediately pay us on demand the costs and expenses of all missing or damaged Products (including the operating software kit).

10. PURCHASE OPTION; AUTOMATIC RENEWAL: If no Default exists under the Lease, you will have the option at the end of the Lease Term to purchase all (but not less than all) of the Products for the amount of the Purchase Option price shown above which, if it is the then fair market value of the Products, will be as determined by us, plus any applicable taxes. Unless the Purchase Option price is $1, you must give us written notice at least ninety (90) days before the end of the Lease Term that you will purchase the Products or that you will return the Products to us. Unless you purchase the Products or return the Products to us on the last day of the Lease Term, this Lease will automatically renew for an additional ninety (90) day term and thereafter on a continuing month to month basis until you give us thirty (30) days notice and deliver the Products to us. During such renewal terms, the Rent payment will remain the same. If the Fair Market Value Purchase Option has been selected we will use our reasonable judgement to determine the Products' in place value. If you do not agree with our determination, the fair market retail value will be determined for you at your expense by an independent appraiser elected by us. Upon payment of the Purchase Option price in full, we will transfer our interest in the Products to you "AS-IS-WHERE-IS", without any warranty whatsoever, and the Lease will terminate.

11. ASSIGNMENT: YOU MAY NOT ASSIGN, SELL, TRANSFER, OR SUBLEASE THE PRODUCTS OR YOUR INTEREST IN THIS LEASE. We may, without notifying you, sell, assign, or transfer the Lease and our rights in the Products. You agree that the new owner will have the same rights and benefits that we have now under this Lease, but not our obligations. The rights of the new owner will not be subject to any claim, defense, or setoff that you may have against us.

12. DEFAULT: Each of the following is a default ("Default") under the Lease:
(a) you fail to pay any Rent or any other payment within 10 days of its due date; (b) you do not perform any of your obligations under the Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, you assign your assets for the benefit of your creditors or enter voluntarily or involuntarily any bankruptcy or other reorganization proceeding; (c) you or any Guarantor provide us incorrect or untrue information regarding any material matter in connection with your application for credit or entering into this Lease; or
(d) if this Lease has been guaranteed by someone other than you, any guarantor of the Lease dies, does not perform its obligations under the Guaranty or becomes subject to one of the events listed in clause (c).

13. REMEDIES: If a Default occurs, we may do one or more of the following:
(a) we may cancel or terminate the Lease or any agreements that we have entered into with you or withdraw any offer of credit; (b) we may require you to pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the Stipulated Loss Value calculated under clause 6 plus
(ii) all other amounts due and to become due under the Lease; (c) we may require you to deliver the Products to us as set forth in clause 9; (d) we or our agent may peacefully repossess the Products without court order and you will not make any claims against us for trespass, damages or any other reason and (e) we may exercise any other right at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorney's fees. If we take possession of the Products we may sell or otherwise dispose of the Products, with or without notice at public or private sale and apply the net proceeds (after we have deducted our costs related to the sale and disposition) to the amounts that you owe us. You agree that if notice of a sale is required by law to be given, 10 days notice will constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.

14. INDEMNITY: You are responsible for losses, damages, penalties, claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, (collectively "Claims") whether based on a theory of strict liability or otherwise caused by or related to this Lease or the Products, (including any defects in the Products). You will reimburse us for, and if we request defend us against, any Claims.

15. ARBITRATION: Either party to this Lease may choose to have any dispute, claim, or controversy arising from or relating to this Lease, any prior agreement or lease between the parties, any application or advertisement related to this Lease or the validity of this arbitration clause or the entire Lease, resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association. If such rules conflict with this arbitration agreement, however, then the terms of this arbitration agreement shall control. This arbitration agreement is made pursuant to a transaction involving interstate commerce, and shall be governed by the Federal Arbitration Act at 9 U.S.C. Section 1 ET SEQ. Judgement upon the award rendered may be entered in any court having jurisdiction. Any arbitration award in excess of $100,000 made pursuant to this arbitration agreement may be appealed by the party against which the award is made. Such appeal will be a de novo arbitration proceeding before three arbitrators. The parties agree and understand that they may choose arbitration instead of litigation to resolve disputes. The parties under that that they have a right opportunity to litigate disputes in court, but may elect to resolve their disputes through arbitration as provided herein. The parties agree and understand that all disputes arising under case law, statutory law, and all other laws including, but not limited to, all contract, tort, and property disputes, may be subject to binding arbitration in accord with this Lease. No class action or request for relief may be brought under this arbitration agreement. You agree that you shall not have the right to participate in arbitration or in court proceedings as a representative or a member of any class of claimants pertaining to any claim arising from or relating to this Lease. The parties agree and understand that the arbitrator shall have all powers provided by law and this Lease, except for powers limited or prohibited by this Lease. Notwithstanding anything herein to the contrary, we retain an option to use judicial or non-judicial relief to recover the Products or to enforce our security interest in the Products, to enforce the monetary obligation secured by the Products or to foreclose on the Products. Such judicial relief would take the form of a lawsuit. The institution and maintenance of any action for judicial relief in a court to foreclose upon any Products, to obtain a monetary judgment or to enforce this Lease, shall not constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this Lease, including the filing of a counterclaim in a suit brought by us pursuant to this provision. YOU UNDERSTAND AND AGREE THAT IN
ARBITRATION: YOU GIVE UP RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY

TRIAL; YOUR ABILITY TO COMPEL OTHER PARTIES TO PRODUCE DOCUMENTS OR BE EXAMINED IS MORE LIMITED THAN IN A LAWSUIT; AND, YOUR RIGHTS TO APPEAL OR CHANGE ANY ARBITRATION AWARD IN ANY COURT ARE STRICTLY LIMITED.

16. FINANCE LEASE: You agree that if Article 2A of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as defined by Article 2A and by signing this Lease you acknowledge that either (1) you have received, reviewed and approved the supply contract with the Supplier or (2) we have informed you of the identity of the Supplier, that you may have rights and warranties under the supply contracts for the Products and you may contact the Supplier of the Products for a description of those rights and warranties. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY
ARTICLE 2A.

17. MISCELLANEOUS: You agree that the terms and conditions of this Lease make up the entire agreement between you and us regarding the lease of the Products. Any change in the terms and conditions of the Lease must be in writing and signed by us. You agree however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Lease. All of our rights and remedies will survive termination of this Lease. All notices under this Lease will be given in writing and will be considered given when deposited in the U.S. mail, postage prepaid, addressed to the respective address given below or to a substitute address specified in writing by one of us to the other. Any failure of ours to require strict performance by you or any waiver by us of any provision in this Lease will not be construed as a consent or waiver of any other breach of the same or any provision. If any portion of this Lease is deemed invalid, it will not affect the balance of this Lease. It is the express intent of both of us not to violate any usury laws or to exceed the maximum amount of time pricedifferential, or interest as applicable permitted to be charged, or collected under applicable law and any such excess payment will be applied to payments under the Lease in inverse order of maturity and the remaining payments will be refunded to you. If a signed copy of this Lease is delivered to us by facsimile transmission, it will be binding on you, however, we will not be bound by this Lease until we accept it by manually or electronically signing it or by purchasing the Products, whichever occurs fist. You waive notice of our acceptance and waive your right to receive a copy of the accepted Lease. You agree that, notwithstanding any rule of evidence to the contrary, in any hearing, trial or proceeding of any kind with respect to this Lease, we may produce a copy of the Lease transmitted to us by facsimile transmission that has been manually signed by us and such signed copy shall be deemed to be the original of this Lease. To the extent (if any) that this Lease constitutes chattel paper under the Uniform Commercial Code, no security interest in this Lease may be created through the transfer and possession of any copy or counterpart hereof except the copy with our original signature. If you deliver this Lease to us by facsimile transmission, you acknowledge that we are relying on your representation that this Lease has not been changed.

BY SIGNING THIS LEASE: (a) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF THIS LEASE; (b) YOU AGREE THAT THIS LEASE IS A NET LEASE AND YOU CANNOT TERMINATE OR CANCEL AND UPON ACCEPTANCE OF THE PRODUCTS YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS UNDER THIS LEASE AND YOU CANNOT WITHHOLD, SETOFF OR REDUCE SUCH PAYMENTS FOR ANY REASON;
(c) YOU AGREE THAT THE PRODUCTS WILL RE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (d) YOU CONFIRM THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY IN SECTION 5; (e) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN THAT STATE AND YOU EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY AND (f) YOU CONFIRM THAT THE INFORMATION IN ANY APPLICATION, STATEMENT, TRADE REFERENCE OR FINANCIAL REPORT SUBMITTED TO US IS TRUE AND CORRECT AND YOU UNDERSTAND THAT ANY MATERIAL MISREPRESENTATION SHALL CONSTITUTE A DEFAULT UNDER THE LEASE.

------------------------------------------------------------ ---------------------------------------------------------
LESSEE:                                                      LESSOR:
HOMESTEAD.COM, INC.                                          Dell Financial Services L.P.      (800) 955-3355
                                                             P.O. Box 99200                    FAX (512) 671-814
                                                             840 S Canal Street 3rd Floor
                                                             Chicago, IL  60693
------------------------------------------------------------ ---------------------------------------------------------
AUTHORIZED SIGNATURE                                         AUTHORIZED SIGNATURE
/s/ ANDREW CHMYZ
--------------------------------------------- -------------- ------------------------------------------ --------------
PRINT NAME AND TITLE                          12/15/99       PRINT NAME AND TITLE
ANDREW CHMYZ, CONTROLLER                      DATE                                                      DATE
--------------------------------------------- -------------- ------------------------------------------ --------------

770384549

FEDERAL EMPLOYEE ID # (or SOCIAL SECURITY NUMBER for SOLE PROPRIETORS) THIS NUMBER MUST BE PROVIDED ON THE EXECUTED LEASE AGREEMENT

-----------------------------------------------------------------------------------------------------------------------

          PERSONAL AND CONTINUING GUARANTY OF LEASE NO. 005180742-002

-----------------------------------------------------------------------------------------------------------------------
THIS PERSONAL AND CONTINUING GUARANTY ("GUARANTY") CREATES SPECIFIC LEGAL
OBLIGATIONS. WHEN WE USE THE WORDS YOU AND YOUR IN THIS GUARANTY WE MEAN THE
PERSONAL GUARANTORS INDICATED BELOW. WHEN WE USE THE WORDS WE, US AND OUR IN THE
GUARANTY WE MEAN THE LESSOR INDICATED IN THE LEASE AGREEMENT ABOVE (THE
"LEASE"). IN CONSIDERATION OF OUR ENTERING INTO THE LEASE, YOU UNCONDITIONALLY
AND IRREVOCABLY GUARANTEE TO US, OUR SUCCESSORS AND ASSIGNS, THE PROMPT PAYMENT
AND PERFORMANCE OF ALL OBLIGATIONS OF LESSEE UNDER THE LEASE REGARDLESS OF ANY
CIRCUMSTANCE WHICH MIGHT OTHERWISE BE A DEFENSE AVAILABLE TO, OR A DISCHARGE OF,
LESSEE OR YOU. YOU AGREE THAT THIS A GUARANTY OF PAYMENT AND NOT OF COLLECTION,
AND THAT WE CAN PROCEED DIRECTLY AGAINST YOU WITHOUT FIRST PROCEEDING AGAINST
LESSEE OR THE PRODUCTS. YOU WAIVE ALL DEFENSES AND NOTICES, INCLUDING THOSE OF
PROTEST, PRESENTMENT AND DEMAND, NOTICE OF ACCEPTANCE HEREOF AND ALL OTHER
NOTICES OF ANY KIND. YOU AGREE THAT WE CAN RENEW, EXTEND OR OTHERWISE MODIFY THE
TERMS OF THE LEASE WITHOUT RELEASING YOU. YOU WILL PAY ALL OUR EXPENSES
INCLUDING ATTORNEYS' FEES INCURRED BY US IN ENFORCING OUR RIGHTS AGAINST YOU.
THIS IS A CONTINUING GUARANTY THAT WILL NOT BE DISCHARGED OR AFFECTED BY YOUR
DEATH AND WILL BIND YOUR HEIRS, ADMINISTRATORS AND PERSONAL REPRESENTATIVES. WE
MAY, WITHOUT AFFECTING YOUR LIABILITY HEREUNDER, COMPROMISE OR RELEASE ANY
RIGHTS AGAINST LESSEE OR THE PRODUCTS OR YOU. YOU CONSENT TO THE TRANSFER, SALE
OR ANY OTHER DISPOSITION OF THE PRODUCTS AND THE LEASE. IF MORE THAN ONE PERSON
HAS SIGNED THIS GUARANTY, EACH OF YOU AGREES THAT ITS LIABILITY IS JOINT AND
SEVERAL. THE GUARANTY MAY BE ENFORCED BY ANY ASSIGNEE OR SUCCESSOR OF OURS TO
THE SAME EXTENT AS WE MAY ENFORCE IT. YOU AUTHORIZE US OR ANY OUR AFFILIATES TO
OBTAIN CREDIT BUREAU REPORTS REGARDING YOUR PERSONAL CREDIT AND MAKE OTHER
CREDIT INQUIRES THAT WE DETERMINE ARE NECESSARY. THIS GUARANTY SHALL BE GOVERNED
BY THE INTERNAL LAWS OF ILLINOIS. YOU EXPRESSLY AGREE TO ARBITRATION AS PROVIDED
IN PARAGRAPH 15.

-----------------------------------------------------------------------------------------------------------------------
Date
     --------------
     (Date Signed)
                   --------------------------------------------- ------------------------------------------------------
                   INDIVIDUAL GUARANTOR NAME (PRINTED)           GUARANTOR SOCIAL SECURITY NUMBER

                   --------------------------------------------- ------------------------------------------------------
                   By

                   --------------------------------------------- ------------------------------------------------------
                   SIGNATURE INDIVIDUAL GUARANTOR (NO TITLE)     GUARANTOR HOME ADDRESS (STREET CITY STATE AND ZIP CODE)
-----------------------------------------------------------------------------------------------------------------------

                            LEASE NO: 005180742-003

[LOGO]

  FINANCIAL SERVICES
  +

                                Company No: 05
THIS LEASE HAVE BEEN WRITTEN IN "PLAIN ENGLISH". WHEN WE USE YOU AND YOUR IN THIS LEASE WE MEAN YOU, THE CUSTOMER WHO IS THE LESSEE INDICATED BELOW. WHEN WE USE WE, US AND OUR WE MEAN THE LESSOR, DELL FINANCIAL SERVICES LP

---------------------------------------------------------------- ------------ ------------------- ---------------- -----------
FULL LEGAL NAME OF LESSEE                                        LEASE TERM      MONTHLY RENT         MONTHLY
                                                                  (MONTHS)         PAYMENT^          PERSONAL
                                                                                                   PROPERTY MGMT
HOMESTEAD.COM, INC.                                                  24                                FEE^
                                                                                  $1,346.13           $18.69
                                                                                 ^Subject to        ^Subject to
                                                                                  Applicable      Applicable Tax
                                                                                     Tax
----------------------------------- ---------------------------- -------------------------------------------------------------
DBA NAME (IF ANY)                   TYPE OF BUSINESS             FINANCING TERMS
                                    CORPORATION                  Product Cost      =      $28,704.00
                                                                 Doc. Fee*         =          $55.00
---------------------------------------------------------------
BILLING ADDRESS: STREET, CITY,                                   *A $55.00 Documentation Fee IS included
STATE, ZIP CODE                                                  in the Monthly Rent Payment shown above.

3475 EDISON WAY STE H                                            **Charges to ship to you ARE NOT included in the Monthly Rental
MENLO PARK, CA  94025                                            Payment, and WILL appear as a one time charge on your first invoice.
---------------------------------------------------------------- -------------------------------------------------------------
PRODUCT LOCATION                                                 GENERAL PRODUCT DESCRIPTION/SUPPLIER
                       SEE ATTACHMENT A                                                SEE ATTACHMENT A
---------------------------------------------------------------- -------------------------------------------------------------
GUARANTOR (IF ANY)                    SOCIAL SECURITY NUMBER     END OF LEASE PURCHASE OPTION
                                                                                    10% of Equipment Cost
---------------------------------------------------------------- -------------------------------------------------------------

                            TERMS AND CONDITIONS OF LEASE

1. LEASE; ACCEPTANCE AND COMMENCEMENT; TERM; RENT: We agree to lease to you and you agree to lease from us the products, services, and software (the "Products") described in Exhibit A to this lease on the terms and conditions shown in this lease agreement (the "Lease"). With respect to services, we will only finance one-time charges for services rendered in connection with the Products. Services may include delivery and installation fees, internet service plans, or similar services ("Services"). This Lease will begin and Products will be deemed irrevocably accepted for purposes of this Lease five
(5) days after shipment from the Supplier (the "Commencement Date"). When you receive the Products, you agree to inspect them promptly and advise us if they are not in good working order. We honor Dell Computer Corporation's ("Dell") "Total Satisfaction Return Policy". If you return Dell branded Products within 30 days after shipment from Dell, in the condition and manner required by Dell, you may terminate the Lease. You are responsible for freight charges to deliver and return the Products. Complete details regarding the "Total Satisfaction Return Policy" are included in the manufacturer's documentation provided to you with the Products. The first Rent payment is due thirty (30) days after the Commencement Date, and subsequent payments of Rent are due on the same date of each subsequent month (or the last day of the month if there is no such date). You agree to pay us the Rent for the number of months of the Lease Term stated above. You will make all payments required under this Lease to us at the address we specify in writing. You authorize us to adjust the Rent amount by not more than 15% if the actual Product Cost (which is all amounts we have paid or will pay in connection with the purchase, delivery and installation of the Products, including any trade-up and buyout amounts, or amounts incurred by us as a result of changes you make to your order with the Supplier) differs from the Product Cost shown above. If any payment of Rent or other amount payable to us is not paid within ten (10) days after the due date, you will pay us a late charge equal to the greater of (i) 5% of the late payment amount or (ii) $5.00 for each late payment (or if less, the highest amount permitted by applicable law).

2. NO WARRANTIES. WE ARE LEASING THE PRODUCTS TO YOU "AS IS". YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE OR SUPPLY THE PRODUCTS. WE DO NOT REPRESENT THE MANUFACTURER OR SUPPLIER AND YOU HAVE SELECTED THE PRODUCTS AND THE SUPPLIER BASED ON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PRODUCT OR ANY SERVICES. WE HEREBY ASSIGN ALL WARRANTIES MADE TO USE BY SUPPLIER, MANUFACTURER, AND ANY SERVICE PROVIDER TO YOU, AND YOU AGREE THAT YOU WILL MAKE ALL CLAIMS OF ANY KIND RELATING TO THE PRODUCTS OR SERVICES AGAINST SUCH SUPPLIER, MANUFACTURER, AND/OR SERVICE PROVIDER.

3. SELECTION AND ORDERING OF PRODUCTS: You select the type and quality of the Products subject to this Lease. If you have entered into a purchase or supply contract ("Supply Contract") with any Supplier, you assign your rights but not your obligations (other than the obligation to pay for the Products if accepted by you under this Lease) effective prior to the passage of title by the Supplier to you.

4. LOCATION; USE; ALTERATIONS; INSPECTION: You will use the Products solely at the location specified in the Lease, or if none is specified, at your billing address. Except for temporary relocation of laptop personal computers, you may not move the Products without our prior written consent, which shall not be unreasonably withheld. At your own expense, you will maintain the Products in good repair, condition and functional order (except for ordinary wear and tear) and will use them in compliance with all applicable laws. You will use all software in accordance with the end user license terms of the applicable software license agreement ("License"). You may make additions or improvements to the Products unless the addition or improvement would violate any License, decrease the value of Products, or impair their utility. You may remove any such addition or improvement at the end of the Lease if (i) you repair any damage to Products resulting from the removal; (ii) you restore the Products to their original and functional condition (excluding ordinary wear and tear); and, (iii) the removal does not violate any License or render the Products incapable of use or operation. All additions or improvements not removed will become our property at no cost to us. You agree that, we, our assignees, and agents, may inspect the Products at the premises where the Products are located at any reasonable time with prior notice.

B S D

Page 1 of 3                           +

5. TITLE; QUIET ENJOYMENT; PERSONAL PROPERTY; FILING: We are the owner of and will hold title to the Products. You will keep the Products free from any and all liens, encumbrances and claims. So long as you are not in Default under the Lease, we will not interfere with your quiet use and enjoyment of the Products during the Lease Term or any renewal term. Unless the Purchase Option is $1, you agree that this transaction is intended to be a true lease under UCC Article 2A. However, if this transaction is deemed to be a lease intended for security under UCC Article 9, you grant us a purchase money security interest in the Products (including any replacements, substitutions, additions, attachments and proceeds). You authorize us to file a copy of this Lease as a UCC-1 financing statement (UCC-1) and hereby appoint us or our designee as your attorney-in-fact to sign on your behalf and to file UCC-1's covering the Products. You agree to pay a one-time Documentation Fee to cover our costs for such filing and other documentation costs.

6. LOSS OR DAMAGE: From the time the Products are delivered to a carrier for shipment to you until their return to us, you are responsible for any loss, theft, damage to or destruction of the Products ("Loss") from any cause at all, whether or not the Loss is covered by insurance. You are required to make all payments under the Lease even if there is a Loss. You must notify us immediately if there is any Loss. Then at our option, you will either (a) repair the Products so they are in good condition and working order to our satisfaction; or (b) replace the Products with like products in good condition and repair and of the same manufacture and equal or greater capacity and capability, with clear title thereto in us; or (c) pay us the "Stipulated Loss Value" which is the sum of: (i) all Rent payments for all the Products and other amounts past due (plus interest thereon) or currently owed to us under the Lease, including unpaid taxes and (ii) all future Rent payments that would accrue over the remaining Lease Term plus our estimated value of our residual interest of all of the Products at the end of the Lease Term, such sum to be discounted to present value at a discount rate equal to the Federal Reserve Bank Discount Rate in effect at the Commencement Date of the Lease ("Discount Rate"). When you pay the amount of (c) about to us, we will transfer to you our interest in the Products, "AS-IS-WHERE-IS", without any warranty, express or implied, including warranty of merchantability or fitness for any particular purpose.

7. INSURANCE: You will provide and maintain, at your expense, (a) property insurance against the loss or theft of or damage to the Products, for their full replacement value naming us as loss payee and (b) public liability and third party property damage insurance naming us as an additional insured. All insurance shall be in a form and amount and with companies satisfactory to us and will provide that we will be given thirty (30) days written notice before cancellation or material change of the policy. At our request, you will deliver the policies or certificates of insurance to us. If you do not give us evidence of insurance acceptable to use we have the right, but not the obligation, to obtain such insurance covering our interest in the Products for the Lease Term. The cost for such insurance will be an additional amount due from you under the Lease.

8. TAXES: You will pay when due, either directly or to us on demand, all taxes (local, state and federal), fines or penalties which may now or hereafter be imposed or levied upon the Lease and the Products, excluding taxes on our net income. We do not have to contest any taxes, fines or penalties. We may, at our option, charge you a liquidated monthly personal property management fee, to be added to Rent payments owed under this Lease.

9. RETURN: Unless the Lease is renewed or you purchase the Products in accordance with the terms of the Lease, you will immediately deliver the Products and original operating system software, (including but not limited to the operating software kit, manuals, cables, power cords, keys, etc.) in good repair, operable condition and able to qualify for the manufacturer's warranty service (ordinary wear and tear excepted) to any place in the continental United States that we direct. You will pay all expenses for deinstalling, packing and shipping and you will insure the Products for the full replacement value during shipping. You will immediately pay us on demand the costs and expenses of all missing or damaged Products (including the operating software kit).

10. PURCHASE OPTION; AUTOMATIC RENEWAL: If no Default exists under the Lease, you will have the option at the end of the Lease Term to purchase all (but not less than all) of the Products for the amount of the Purchase Option price shown above which, if it is the then fair market value of the Products, will be as determined by us, plus any applicable taxes. Unless the Purchase Option price is $1, you must give us written notice at least ninety (90) days before the end of the Lease Term that you will purchase the Products or that you will return the Products to us. Unless you purchase the Products or return the Products to us on the last day of the Lease Term, this Lease will automatically renew for an additional ninety (90) day term and thereafter on a continuing month to month basis until you give us thirty (30) days notice and deliver the Products to us. During such renewal terms, the Rent payment will remain the same. If the Fair Market Value Purchase Option has been selected we will use our reasonable judgement to determine the Products' in place value. If you do not agree with our determination, the fair market retail value will be determined for you at your expense by an independent appraiser elected by us. Upon payment of the Purchase Option price in full, we will transfer our interest in the Products to you "AS-IS-WHERE-IS", without any warranty whatsoever, and the Lease will terminate.

11. ASSIGNMENT: YOU MAY NOT ASSIGN, SELL, TRANSFER, OR SUBLEASE THE PRODUCTS OR YOUR INTEREST IN THIS LEASE. We may, without notifying you, sell, assign, or transfer the Lease and our rights in the Products. You agree that the new owner will have the same rights and benefits that we have now under this Lease, but not our obligations. The rights of the new owner will not be subject to any claim, defense, or setoff that you may have against us.

12. DEFAULT: Each of the following is a default ("Default") under the Lease:
(a) you fail to pay any Rent or any other payment within 10 days of its due date; (b) you do not perform any of your obligations under the Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, you assign your assets for the benefit of your creditors or enter voluntarily or involuntarily any bankruptcy or other reorganization proceeding; (c) you or any Guarantor provide us incorrect or untrue information regarding any material matter in connection with your application for credit or entering into this Lease; or
(d) if this Lease has been guaranteed by someone other than you, any guarantor of the Lease dies, does not perform its obligations under the Guaranty or becomes subject to one of the events listed in clause (c).

13. REMEDIES: If a Default occurs, we may do one or more of the following:
(a) we may cancel or terminate the Lease or any agreements that we have entered into with you or withdraw any offer of credit; (b) we may require you to pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the Stipulated Loss Value calculated under clause 6 plus
(ii) all other amounts due and to become due under the Lease; (c) we may require you to deliver the Products to us as set forth in clause 9; (d) we or our agent may peacefully repossess the Products without court order and you will not make any claims against us for trespass, damages or any other reason and (e) we may exercise any other right at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorney's fees. If we take possession of the Products we may sell or otherwise dispose of the Products, with or without notice at public or private sale and apply the net proceeds (after we have deducted our costs related to the sale and disposition) to the amounts that you owe us. You agree that if notice of a sale is required by law to be given, 10 days notice will constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.

14. INDEMNITY: You are responsible for losses, damages, penalties, claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, (collectively "Claims") whether based on a theory of strict liability or otherwise caused by or related to this Lease or the Products, (including any defects in the Products). You will reimburse us for, and if we request defend us against, any Claims.

15. ARBITRATION: Either party to this Lease may choose to have any dispute, claim, or controversy arising from or relating to this Lease, any prior agreement or lease between the parties, any application or advertisement related to this Lease or the validity of this arbitration clause or the entire Lease, resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association. If such rules conflict with this arbitration agreement, however, then the terms of this arbitration agreement shall control. This arbitration agreement is made pursuant to a transaction involving interstate commerce, and shall be governed by the Federal Arbitration Act at 9 U.S.C. Section 1 ET SEQ. Judgement upon the award rendered may be entered in any court having jurisdiction. Any arbitration award in excess of $100,000 made pursuant to this arbitration agreement may be appealed by the party against which the award is made. Such appeal will be a de novo arbitration proceeding before three arbitrators. The parties agree and understand that they may choose arbitration instead of litigation to resolve disputes. The parties under that that they have a right opportunity to litigate disputes in court, but may elect to resolve their disputes through arbitration as provided herein. The parties agree and understand that all disputes arising under case law, statutory law, and all other laws including, but not limited to, all contract, tort, and property disputes, may be subject to binding arbitration in accord with this Lease. No class action or request for relief may be brought under this arbitration agreement. You agree that you shall not have the right to participate in arbitration or in court proceedings as a representative or a member of any class of claimants pertaining to any claim arising from or relating to this Lease. The parties agree and understand that the arbitrator shall have all powers provided by law and this Lease, except for powers limited or prohibited by this Lease. Notwithstanding anything herein to the contrary, we retain an option to use judicial or non-judicial relief to recover the Products or to enforce our security interest in the Products, to enforce the monetary obligation secured by the Products or to foreclose on the Products. Such judicial relief would take the form of a lawsuit. The institution and maintenance of any action for judicial relief in a court to foreclose upon any Products, to obtain a monetary judgment or to enforce this Lease, shall not constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this Lease, including the filing of a counterclaim in a suit brought by us pursuant to this provision. YOU UNDERSTAND AND AGREE THAT IN
ARBITRATION: YOU GIVE UP RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY

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

TRIAL; YOUR ABILITY TO COMPEL OTHER PARTIES TO PRODUCE DOCUMENTS OR BE EXAMINED IS MORE LIMITED THAN IN A LAWSUIT; AND, YOUR RIGHTS TO APPEAL OR CHANGE ANY ARBITRATION AWARD IN ANY COURT ARE STRICTLY LIMITED.

16. FINANCE LEASE: You agree that if Article 2A of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as defined by Article 2A and by signing this Lease you acknowledge that either (1) you have received, reviewed and approved the supply contract with the Supplier or (2) we have informed you of the identity of the Supplier, that you may have rights and warranties under the supply contracts for the Products and you may contact the Supplier of the Products for a description of those rights and warranties. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY
ARTICLE 2A.

17. MISCELLANEOUS: You agree that the terms and conditions of this Lease make up the entire agreement between you and us regarding the lease of the Products. Any change in the terms and conditions of the Lease must be in writing and signed by us. You agree however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Lease. All of our rights and remedies will survive termination of this Lease. All notices under this Lease will be given in writing and will be considered given when deposited in the U.S. mail, postage prepaid, addressed to the respective address given below or to a substitute address specified in writing by one of us to the other. Any failure of ours to require strict performance by you or any waiver by us of any provision in this Lease will not be construed as a consent or waiver of any other breach of the same or any provision. If any portion of this Lease is deemed invalid, it will not affect the balance of this Lease. It is the express intent of both of us not to violate any usury laws or to exceed the maximum amount of time price differential, or interest as applicable permitted to be charged, or collected under applicable law and any such excess payment will be applied to payments under the Lease in inverse order of maturity and the remaining payments will be refunded to you. If a signed copy of this Lease is delivered to us by facsimile transmission, it will be binding on you, however, we will not be bound by this Lease until we accept it by manually or electronically signing it or by purchasing the Products, whichever occurs fist. You waive notice of our acceptance and waive your right to receive a copy of the accepted Lease. You agree that, notwithstanding any rule of evidence to the contrary, in any hearing, trial or proceeding of any kind with respect to this Lease, we may produce a copy of the Lease transmitted to us by facsimile transmission that has been manually signed by us and such signed copy shall be deemed to be the original of this Lease. To the extent (if any) that this Lease constitutes chattel paper under the Uniform Commercial Code, no security interest in this Lease may be created through the transfer and possession of any copy or counterpart hereof except the copy with our original signature. If you deliver this Lease to us by facsimile transmission, you acknowledge that we are relying on your representation that this Lease has not been changed.

BY SIGNING THIS LEASE: (a) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF THIS LEASE; (b) YOU AGREE THAT THIS LEASE IS A NET LEASE AND YOU CANNOT TERMINATE OR CANCEL AND UPON ACCEPTANCE OF THE PRODUCTS YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS UNDER THIS LEASE AND YOU CANNOT WITHHOLD, SETOFF OR REDUCE SUCH PAYMENTS FOR ANY REASON;
(c) YOU AGREE THAT THE PRODUCTS WILL RE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (d) YOU CONFIRM THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY IN SECTION 5; (e) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN THAT STATE AND YOU EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY AND (f) YOU CONFIRM THAT THE INFORMATION IN ANY APPLICATION, STATEMENT, TRADE REFERENCE OR FINANCIAL REPORT SUBMITTED TO US IS TRUE AND CORRECT AND YOU UNDERSTAND THAT ANY MATERIAL MISREPRESENTATION SHALL CONSTITUTE A DEFAULT UNDER THE LEASE.

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
------------------------------------------------------------ ---------------------------------------------------------
LESSEE:                                                      LESSOR:
HOMESTEAD.COM, INC.                                          Dell Financial Services L.P.      (800) 955-3355
                                                             P.O. Box 99200                    FAX (512) 671-814
                                                             840 S Canal Street 3rd Floor
                                                             Chicago, IL  60693
------------------------------------------------------------ ---------------------------------------------------------
AUTHORIZED SIGNATURE                                         AUTHORIZED SIGNATURE

/s/ ANDREW CHMYZ
--------------------------------------------- -------------- ------------------------------------------ --------------
PRINT NAME AND TITLE                          1/11/2000      PRINT NAME AND TITLE
ANDREW CHMYZ, CONTROLLER                      DATE                                                      DATE
--------------------------------------------- -------------- ------------------------------------------ --------------
 770384549

FEDERAL EMPLOYEE ID # (or SOCIAL SECURITY NUMBER for SOLE PROPRIETORS)
THIS NUMBER MUST BE PROVIDED ON THE EXECUTED LEASE AGREEMENT
-----------------------------------------------------------------------------------------------------------------------
                           PERSONAL AND CONTINUING GUARANTY OF LEASE NO. 005180742-003
-----------------------------------------------------------------------------------------------------------------------
THIS PERSONAL AND CONTINUING GUARANTY ("GUARANTY") CREATES SPECIFIC LEGAL
OBLIGATIONS. WHEN WE USE THE WORDS YOU AND YOUR IN THIS GUARANTY WE MEAN THE
PERSONAL GUARANTORS INDICATED BELOW. WHEN WE USE THE WORDS WE, US AND OUR IN THE
GUARANTY WE MEAN THE LESSOR INDICATED IN THE LEASE AGREEMENT ABOVE (THE
"LEASE"). IN CONSIDERATION OF OUR ENTERING INTO THE LEASE, YOU UNCONDITIONALLY
AND IRREVOCABLY GUARANTEE TO US, OUR SUCCESSORS AND ASSIGNS, THE PROMPT PAYMENT
AND PERFORMANCE OF ALL OBLIGATIONS OF LESSEE UNDER THE LEASE REGARDLESS OF ANY
CIRCUMSTANCE WHICH MIGHT OTHERWISE BE A DEFENSE AVAILABLE TO, OR A DISCHARGE OF,
LESSEE OR YOU. YOU AGREE THAT THIS A GUARANTY OF PAYMENT AND NOT OF COLLECTION,
AND THAT WE CAN PROCEED DIRECTLY AGAINST YOU WITHOUT FIRST PROCEEDING AGAINST
LESSEE OR THE PRODUCTS. YOU WAIVE ALL DEFENSES AND NOTICES, INCLUDING THOSE OF
PROTEST, PRESENTMENT AND DEMAND, NOTICE OF ACCEPTANCE HEREOF AND ALL OTHER
NOTICES OF ANY KIND. YOU AGREE THAT WE CAN RENEW, EXTEND OR OTHERWISE MODIFY THE
TERMS OF THE LEASE WITHOUT RELEASING YOU. YOU WILL PAY ALL OUR EXPENSES
INCLUDING ATTORNEYS' FEES INCURRED BY US IN ENFORCING OUR RIGHTS AGAINST YOU.
THIS IS A CONTINUING GUARANTY THAT WILL NOT BE DISCHARGED OR AFFECTED BY YOUR
DEATH AND WILL BIND YOUR HEIRS, ADMINISTRATORS AND PERSONAL REPRESENTATIVES. WE
MAY, WITHOUT AFFECTING YOUR LIABILITY HEREUNDER, COMPROMISE OR RELEASE ANY
RIGHTS AGAINST LESSEE OR THE PRODUCTS OR YOU. YOU CONSENT TO THE TRANSFER, SALE
OR ANY OTHER DISPOSITION OF THE PRODUCTS AND THE LEASE. IF MORE THAN ONE PERSON
HAS SIGNED THIS GUARANTY, EACH OF YOU AGREES THAT ITS LIABILITY IS JOINT AND
SEVERAL. THE GUARANTY MAY BE ENFORCED BY ANY ASSIGNEE OR SUCCESSOR OF OURS TO
THE SAME EXTENT AS WE MAY ENFORCE IT. YOU AUTHORIZE US OR ANY OUR AFFILIATES TO
OBTAIN CREDIT BUREAU REPORTS REGARDING YOUR PERSONAL CREDIT AND MAKE OTHER
CREDIT INQUIRES THAT WE DETERMINE ARE NECESSARY. THIS GUARANTY SHALL BE GOVERNED
BY THE INTERNAL LAWS OF ILLINOIS. YOU EXPRESSLY AGREE TO ARBITRATION AS PROVIDED
IN PARAGRAPH 15.
-----------------------------------------------------------------------------------------------------------------------
Date
    --------------
     (Date Signed)
                   --------------------------------------------- ------------------------------------------------------
                   INDIVIDUAL GUARANTOR NAME (PRINTED)           GUARANTOR SOCIAL SECURITY NUMBER
                   ----------------------------------------------------------------------------------------------------

                   --------------------------------------------- ------------------------------------------------------
                   By
                   --------------------------------------------- ------------------------------------------------------
                   SIGNATURE INDIVIDUAL GUARANTOR (NO TITLE)     GUARANTOR HOME ADDRESS (STREET CITY STATE AND ZIP CODE)
-----------------------------------------------------------------------------------------------------------------------
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